UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  January 17, 2013

Fuel Doctor Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-161052	26-2274999
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23961 Craftsman Road L, Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 224-5678

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

As previously reported in the Company’s Form 10-Q for the quarterly period ended September 30, 2012, the Company is a defendant in a matter entitled Derrick McGinnis, on Behalf of Himself and All Others Similarly Situated v. Fuel Doctor, LLC, a California Limited Liability Company, and DOES 1-20, Inclusive filed on July 26, 2011 (the “Claim”) in the Superior Court of the State of California for the County of Los Angeles (the “Court”), Case No. BC 466 191.  The Claim alleged that the Company’s product did not work as advertised.

On or about January 8, 2013, the plaintiff filed an application for voluntary dismissal of the Claim with the Court, which was later signed by the Court dismissing the Claim against all defendants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL DOCTOR HOLDINGS, INC.

Date:  January 17, 2013

By: /s/ Mark Soffa

Mark Soffa

Chief Executive Officer